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                                                                    Exhibit 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

The Board of Directors
Viador Inc.

We consent to the use of our form of report included herein and to the references to our firm under the headings "Experts" and "Selected Financial Data" in the Prospectus.

/s/ KPMG LLP

Mountain View, California

October 1, 1999